                                                                    EXHIBIT 10.2

                            (recording information)
--------------------------------------------------------------------------------
              TERMINATION OF MASTER LEASE AND SUBLEASE AGREEMENTS

     THIS TERMINATION AGREEMENT is made and entered into as of June 28, 2001, and is by and between the Confederated Tribes and Bands of the Yakama Nation, a federally recognized American Indian Tribe (the "Tribe"), the Yakama Tribal Gaming Corporation, a corporation organized under the laws of the Tribe (the "Corporation") (the Tribe and the Corporation herein collectively the "Borrower"), and H.P. Yakama, Inc., a Delaware corporation ("H.P. Yakama").

     WHEREAS, the Tribe entered into a lease agreement ("Master Lease") with H.P. Yakama dated September 11, 1997 between the Tribe as lessor and H.P. Yakama as lessee; and

     WHEREAS, the Corporation entered into a sublease agreement ("Sublease") of the Master Lease dated September 11, 1997 between H.P. Yakama as sublessor and the Corporation as sublessee; and

     WHEREAS, the Borrower has entered into a certain Loan Agreement dated as of the date hereof (the "Loan Agreement"), pursuant to which National City Bank of Michigan/Illinois (the "Lender") will lend to the Borrower the principal amount of $8,725,000 to pay in full certain existing debt of the Corporation in favor of H.P. Yakama and to purchase the interest of H.P. Yakama in the Master Lease and Sublease:

                                   AGREEMENT

     NOW, THEREFORE, in consideration for the payment in full of existing obligations, and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by all parties hereto, it is hereby agreed as follows:

     1. The rights and obligations of the Tribe, H.P. Yakama, and the Corporation under the Master Lease and Sublease respectively, are terminated.

     2. This Agreement shall be governed by and construed in accordance with the provisions of the Master Lease and Sublease respectively.
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                            [SIGNATURE PAGE FOLLOWS]



IN WITNESS WHEREOF, the parties hereto have caused this Termination Agreement to be executed as of the date first above written.



                                  Confederated Tribes and Bands of the Yakama
                                  Nation, a federally recognized American Indian Tribe

                                  By:  /s/ Lonnie Selam, Sr.
                                     -------------------------------------------
                                       Its: Chairman

                                  By:  /s/ Patricia Martin
                                     -------------------------------------------
                                       Its: Secretary


                                  H.P. Yakama, Inc., a Delaware, corporation

                                  By:  /s/ Loren S. Ostrow
                                     -------------------------------------------
                                       Its: Secretary


                                  Yakama Tribal Gaming Corporation, a
                                  corporation organized under the laws of the Tribe


                                  By:  /s/ Juanita Neitling
                                     -------------------------------------------
                                       Its: Chair
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STATE OF WASHINGTON   )
                      )
COUNTY OF YAKIMA      )

       The foregoing instrument was acknowledged before me this 28th day of June, 2001, by Lonnie Selam, Sr., Chairman, Confederated Tribes and Bands of the Yakama Nation.

                                       /s/ Leona John
                                       --------------------------------------
                                       Notary Public



STATE OF CALIFORNIA   )
                      )
COUNTY OF LOS ANGELES )

       The foregoing instrument was acknowledged before me this 28th day of June, 2001, by Loren S. Ostrow, H.P. Yakama, Inc., a Delaware corporation.

           SUZANNE R. NORDBERG
           Commission #1277602
[SEAL] Notary Public - California      /s/ Suzanne R. Nordberg
           Los Angeles County          --------------------------------------
      My Comm. Expires Oct 18, 2004    Notary Public



STATE OF WASHINGTON   )
                      )
COUNTY OF YAKIMA      )

       The foregoing instrument was acknowledged before me this 28th day of June, 2001, by Juanita Neitling, Chair, Yakama Tribal Gaming Corporation, a corporation organized under the laws of the tribe.

                                       /s/ Leona John
                                       --------------------------------------
                                       Notary Public

The undersigned hereby confirms and acknowledges that, pursuant to 25 U.S.C. & 81 and 25 C.F.R. & 162.1 et Seq., he has reviewed and approved the foregoing Termination of Master Lease and Sublease.

                                      United States of America
                                      Department of Interior
                                      Bureau of Indian Affairs


                                      By:  /s/ Clarence Holford
                                         ------------------------------------
                                      Its: Superintendent
                                          -----------------------------------

                                      /s/ Leona John
                                      Subscribed to before me this 28 day
                                      of June, 2001
                                      NOTARY PUBLIC in and for the State
                                      of Washington, Residing at
                                      Toppenish, WA
                                      My Commission Expires: April 29, 2002